Provisions	12 Months Ended
Dec. 31, 2022
Text Block [abstract]
Provisions
D.5	Provisions

	Restoration 1 US$m	Employee benefits US$m	Onerous contracts 2 US$m	Other US$m	Total US$m

Year ended 31 December 2022

At 1 January 2022	2,218	286	214	106	2,824

Acquisitions through business combination 3	4,310	329	-	165	4,804

Change in provision	(382)	(98)	(216)	137	(559)

Unwinding of present value discount	107	-	2	1	110

Carrying amount at 31 December 2022	6,253	517	-	409	7,179

Current	575	331	-	313	1,219

Non-current	5,678	186	-	96	5,960

Net carrying amount	6,253	517	-	409	7,179

Year ended 31 December 2021

At 1 January 2021	2,134	295	349	129	2,907

Change in provision	60	(9)	(140)	(23)	(112)

Unwinding of present value discount	24	-	5	-	29

Carrying amount at 31 December 2021	2,218	286	214	106	2,824

Current	235	269	-	101	605

Non-current	1,983	17	214	5	2,219

Net carrying amount	2,218	286	214	106	2,824

1.
2022 change in provision is due to a revision of discount rates of $978 million (primarily due to an increase in risk free rates) and provisions used of $262 million, offset by changes in estimates of $858 million. Changes in estimates are due to new activities, increase in scope of removal and cost and rate escalations supported by the most recent estimates and benchmarks.

2.	2022 change in provision is due to changes in estimates of $245 million offset by provisions used of $29 million.
3.
Acquisitions through business combination have been recognised on a provisional basis. Adjustments will be made to the provisional amounts if new information is obtained within 12 months from the acquisition date. Refer to Note B.5 for details.

Recognition and measurement
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Restoration
The restoration provision is first recognised in the period in which the obligation arises. The nature of restoration activities includes the removal of facilities, abandonment of wells and restoration of affected areas. Restoration provisions are updated annually, with the corresponding movement recognised against the related exploration and evaluation assets or oil and gas properties or expensed for late life projects with no corresponding asset.
Over time, the liability is increased for the change in the present value based on a pre-tax
discount rate appropriate to the risks inherent in the liability. The unwinding of the discount is recorded as an accretion charge within finance costs. The carrying amount capitalised in oil and gas properties is depreciated over the useful life of the related asset (refer to Note B.3).
Costs incurred that relate to an existing condition caused by past operations, and which do not have a future economic benefit, are expensed.
Employee benefits
Provision is made for employee benefits accumulated as a result of employees rendering services up to the end of the reporting period. These benefits include wages, salaries, annual leave and long service leave.
Liabilities in respect of employees’ services rendered that are not expected to be wholly settled within one year after the end of the period in which the employees render the related services are recognised as long-term employee benefits.
These liabilities are measured at the present value of the estimated future cash outflow to the employees using the projected unit credit method. Liabilities expected to be wholly settled within one year after the end of the period in which the employees render the related services are classified as short-term benefits and are measured at the amount due to be paid.
Onerous contract provision
Provision is made for loss-making contracts at the present value of the lower of the net cost of fulfilling and the cost arising from failure to fulfill each contract.

Key estimates and judgements

(a) Restoration obligations
The Group estimates the future decommissioning and remediation costs of offshore oil and gas platforms, offshore and onshore production facilities, wells and pipelines at different stages of the development and construction of assets or facilities. In many instances, decommissioning of assets occurs many years into the future.

The Group’s restoration obligations are based on compliance with the requirements of relevant regulations which vary for different jurisdictions. For example Australian regulations require full removal for offshore assets unless regulator approval is received to decommission in-situ. The Group maintains technical expertise to ensure that industry learnings, scientific research and local and international guidelines are reviewed in assessing its restoration obligations.

The restoration obligation requires judgemental assumptions regarding removal date, environmental legislation and regulations, the extent of restoration activities required, the engineering methodology for estimating cost, technologies used in determining the decommissioning cost, and liability-specific discount rates to determine the present value of these cash flows.

The Group applies either the ‘expected outcome’ approach or ‘expected value’ approach in assessing the cost estimate, reflecting a difference in approach to cost estimation for heritage Woodside and heritage BHPP assets. Both approaches are supported by IAS 37
Provisions, Contingent liabilities and Contingent Assets
, produce reliable estimates and are widely used in practice. Heritage Woodside assets refer to assets held by the Group prior to the BHPP merger. Heritage BHPP assets refers to assets acquired from BHP but excludes the commonly held assets by both heritage entities.

Expected outcome approach
This approach is used for heritage Woodside assets, and those assets commonly held by both heritage entities. The following cost assumptions are applied:

•
 for onshore assets, provision has been made for the removal of production facilities and above ground pipelines using current restoration standards and techniques and taking into account risks and uncertainties; and
•
 for offshore assets, provision has been made for the plug and abandonment of wells and the removal of offshore platform topsides, floating production storage offloading (FPSO) and some subsea infrastructure. It is currently the Group’s assumption that in some regulatory jurisdictions and environments, certain pipelines and infrastructure, parts of offshore platform substructures, and certain subsea infrastructure are decommissioned in-situ
 where it can be demonstrated that this will deliver equal or better environmental outcomes than full removal and that regulatory approval is obtained where arrangements are satisfactory to the regulator
.

Expected value approach
This approach is used for heritage BHPP assets (excluding those commonly held by both heritage entities).

For both onshore and offshore assets, provision has been made taking into consideration a risked range of possible removal outcomes, including full removal of certain assets. Individual site provisions are an estimate of the expected value of future cash flows required to rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using country specific discount rates aligned to the estimated timing of cash outflows.

Inherent uncertainties
The basis of the restoration obligation provision for assets with approved decommissioning plans or general directions issued by the regulator can differ from the assumptions disclosed above. Whilst the provisions reflect the Group’s best estimate based on current knowledge and information, further studies and detailed analysis of the restoration activities for individual assets will be performed near the end of their operational life and/or when detailed decommissioning plans are required to be submitted to the relevant regulatory authorities. Actual costs and cash outflows can materially differ from the current estimate as a result of changes in regulations and their application, prices, analysis of site conditions, further studies, timing of restoration and changes in removal technology. These uncertainties may result in actual expenditure differing from amounts included in the provision recognised as at 31 December 2022.

A range of pre-tax discount rates between 3.4% and 4.7% (2021: 0.4% to 2.4%) has been applied. If the discount rates were decreased by 0.5% then the provision would be $316 million higher. If the cost estimates were increased by 10% then the provision would be $627 million higher. The proportion of the non-current balance not expected to be settled within 10 years is 54% (2021: 65%).

(b) Legal case outcomes
Provisions for legal cases are measured at the present value of the amount expected to settle the claim. Management is required to use judgement when assessing the likely outcome of legal cases, estimating the risked amount and whether a provision or contingent liability should be recognised.

(c) Onerous contracts
The onerous contract provision assessment requires management to make certain estimates regarding the unavoidable costs and the expected economic benefits from the contract. These estimates require significant management judgement and are subject to risk and uncertainty, and hence changes in economic conditions can affect the assumptions.

As at 31 December 2022, the Corpus Christi contract is expected to return a positive value and on this basis the provision has been reversed to nil (2021: $214 million). Changes in assumptions predominantly relating to the narrowing of the spread between the sales price and purchase price could result in the contract becoming onerous in the future.

Assumptions used to determine the present value as at 31 December 2022 are set out below:

•
 Remaining contract term – 18 years.
•
 Discount rate – a
pre-tax,
risk free US government bond rate of 4.10% (2021: 1.855%) has been applied.
•
 LNG pricing – forecast sales and purchase prices are subject to a number of price markers. Price assumptions are based on the best information on the market available at measurement date and derived from short- and long-term views of global supply and demand, building upon past experience of the industry and consistent with external sources. The forecasted sales are linked to gas hub prices (Title Transfer Facility (TTF)) at which physical sales are expected to occur and incorporate known sales pricing information
1
. The long-term gas sales price is estimated on the basis of the Group’s Brent price forecast. The estimated purchase price is linked to US gas hub prices (Henry Hub (HH)) at which physical purchases are expected to occur. The nominal TTF, Brent oil prices and HH gas prices used at 31 December 2022 were:

	2023	2024	2025	2026	2027
TTF (US$/MMBtu)	47.9	36.4	22.3	8.8	9.0
Brent (US$/bbl)	87	78	74	76	77	2
HH (US$/MMBtu)	6.1	4.7	4.0	4.1	4.2	3

1. For committed volumes, contracted pricing has been applied.
2. Long-term oil prices are based on US$70/bbl (2022 real terms) from 2025 and prices are escalated at 2.0% onwards.
3. Long-term gas prices are based on US$3.8/MMBtu (2022 real terms) from 2025. All long-term prices are escalated at 2.0%.